UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

Centrus Energy Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800

Bethesda, MD 20817

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On December 31, 2020, Centrus Energy Corp. (the “Company”) entered into an At Market Sales Agreement (the “Sales Agreement”) with B. Riley Securities, Inc. and Lake Street Capital Markets, LLC (the “Agents”), relating to the at the market offering (the “Offering”) of shares of the Company’s Class A Common Stock, $0.10 par value per share.

Sales of the Company’s Class A Common Stock through the Agents, if any, will be made by any method permitted that is deemed an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended. The Agents will use commercially reasonable efforts consistent with their normal trading and sales practices. Each time that the Company wishes to issue and sell the Company’s Class A Common Stock under the Sales Agreement, the Company will notify an Agent of the number of shares to be issued, the dates on which such sales are anticipated to be made, any limitation on the number of shares that may be sold in one day, any minimum price below which sales may not be made and other sales parameters as the Company deems appropriate. The Company is not obligated to sell any shares of its Class A Common Stock under the Sales Agreement. Pursuant to the Sales Agreement, the Company will pay the Agents a commission rate of up to 4.0% of the gross proceeds from the sale of any Class A Common Stock sold through the Agents under the Sales Agreement.

The Sales Agreement includes customary representations, warranties, conditions, covenants, and indemnification rights and obligations of the Company and the Agents. The summary of the Sales Agreement set forth above does not purport to be complete and is subject to and is qualified in its entirety by reference to the text of such Sales Agreement, which is filed herewith as Exhibit 1.1. A copy of the opinion of O’Melveny & Myers LLP, counsel to the Company in connection with the Offering, is being filed as Exhibit 5.1 and incorporated in this Item by reference.

The shares of Class A Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-239242), which became effective on August 5, 2020, and a prospectus supplement dated December 31, 2020 to the prospectus, dated August 5, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	At Market Issuance Sales Agreement, dated as of December 31, 2020, by and between Centrus Energy Corp., B. Riley Securities, Inc. and Lake Street Capital Markets, LLC.
5.1	Opinion of O’Melveny & Myers LLP.
23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	December 31, 2020	By:	/s/ Philip O. Strawbridge
Philip O. Strawbridge
Senior Vice President, Chief Financial Officer,
Chief Administrative Officer and Treasurer